UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2024

IX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2023, IX Acquisition Corp, a Cayman Islands exempted company (the “Company”), received a written notice from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(2), which requires the Company to maintain at least 400 total holders for continued listing on the Nasdaq Global Market (the “Minimum Total Holders Rule”). The Company had until April 8, 2024 (the “Extension Period”) to regain compliance with the Rule.

On April 30, 2024, the Company received a notice (the “Notice”) from Nasdaq indicating that the Company did not regain compliance with the Minimum Total Holders Rule during the Extension Period. Pursuant to the Notice, unless the Company requests a hearing before the Nasdaq Hearings Panel (the “Panel”) by May 7, 2024, the Company’s securities would be subject to suspension and delisting from the Nasdaq Global Market at the opening of business on May 9, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq. The Company timely requested a hearing before the Panel and the hearing was held on June 18, 2024.

On August 5, 2024, the Panel granted the Company’s request for continued listing on the Nasdaq Global Market and confirmed that the Company was in compliance with the Minimum Total Holders Rule.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Acquisition Corp

Date: August 5, 2024	By:	/s/ Noah Aptekar
	Name:	Noah Aptekar
	Title:	Chief Financial Officer and Chief Operations Officer